UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2015

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On January 16, 2015, Ventas, Inc. (“Ventas”) completed its acquisition of American Realty Capital Healthcare Trust, Inc. (“HCT”), pursuant to the terms of the Agreement and Plan of Merger, dated as of June 1, 2014, as amended, by and among Ventas, HCT, Stripe Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Ventas (“Merger Sub”), Stripe OP, LP, a Delaware limited partnership of which Merger Sub was the sole general partner prior to the acquisition, and American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership of which HCT was the sole general partner prior to the acquisition. The acquisition was originally reported on a Current Report on Form 8-K, filed by Ventas with the Securities and Exchange Commission on January 20, 2015 (the “Original Filing”). This amendment to the Original Filing is being filed to provide the historical financial statements of HCT’s portfolio of properties acquired (the “HCT Portfolio”) and any additional information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Original Filing.
Item 9.01.                                         Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The combined statement of revenue and certain expenses of the HCT Portfolio for the year ended December 31, 2014 is filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Ventas as of December 31, 2014 and for the year then ended are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c)  Shell Company Transactions.

Not applicable.

(d)        Exhibits:

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Press release issued by Ventas and HCT on January 16, 2015. *

99.2	Combined statement of revenue and certain expenses of the HCT Portfolio for the year ended December 31, 2014.

99.3	Unaudited pro forma condensed consolidated financial statements of Ventas as of December 31, 2014 and for the year then ended.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: February 26, 2015	By:	/s/ Kristen M. Benson
Kristen M. Benson
Senior Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Press release issued by Ventas and HCT on January 16, 2015. *

99.2	Combined statement of revenue and certain expenses of the HCT Portfolio for the year ended December 31, 2014.

99.3	Unaudited pro forma condensed consolidated financial statements of Ventas as of December 31, 2014 and for the year then ended.

* Previously filed.